Exhibit 10.3

9663 Santa Monica Blvd., #959
Beverly Hills, California 90210
April                      , 2008

Attention:

Dear                       :
This letter agreement (this “Agreement”) will memorialize our agreement pursuant to which Tri-Isthmus Group, Inc. (“TI Group”) will provide                                             with                      shares of its Series 6-A Convertible Preferred Stock, par value $0.01 per share (the “Shares”) in complete satisfaction of that certain convertible promissory note dated as of October 29, 2007 (the “Note”) between TIGroup, Surgical Center Acquisition Holdings, Inc., Del Mar Acquisition, Inc., Del Mar GenPar, Inc., Point Loma Acquisition, Inc., and Point Loma GenPar, Inc., as makers (the “Makers”), and                                            , as holder.                                            acknowledges and agrees that the Shares constitute payment in full of the Note and hereby releases the property of the Makers from all liens or encumbrances held by                                            related to the Note, without regard to how they were created or evidenced.
By executing this agreement,                                             hereby represents that (i)                                             is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), (ii) the Shares to be acquired by                                            will be acquired for investment for                                            ’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, (iii)                                           has no present intention of selling, granting any participation in, or otherwise distributing the same, (iv)                                            does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares, and (v)                                             has not been formed for the specific purpose of acquiring the Shares.
                                            acknowledges and agrees that it has made all inquiry concerning TI Group, its business and its personnel necessary in its opinion to make its decision to invest in the Shares. The officers of TI Group have made available to                                            any and all information which                                            has requested and have answered to                                            ’s satisfaction all inquiries made by                      ; and                                            has sufficient knowledge and experience in finance and business that it is capable of evaluating the risks and merits of its investment in TI Group and                                            is able financially to bear the risks thereof.

                                            understands and agrees that the issuance of the Shares (and the common stock of TI Group issuable upon conversion of the Shares) has not been registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of                                           ’s representations as expressed herein.                                             understands that the Shares and the common stock issuable upon conversion of the Shares are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws,                                            must hold the Shares and such common stock indefinitely unless the resales of same are registered with the SEC and qualified by state authorities, or an exemption from such registration and qualification requirements is available, and that TI Group has no obligation to register or qualify the resale of the Shares or the common stock issuable upon conversion of the Shares for resale.                                            further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares and the common stock issuable upon conversion of the Shares, and on requirements relating to TI Group which are outside of                                           ’s control, and which TI Group is under no obligation and may not be able to satisfy.
If this letter agreement is acceptable to you, please indicate your acceptance by executing and returning a copy of this letter agreement to the undersigned.
Sincerely,
David Hirschhorn
Chairman/Chief Executive Officer
TIGroup™
ACKNOWLEDGED AND AGREED
THIS                  DAY OF APRIL, 2008:

Signature:

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